SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 27, 2004
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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      (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK              14228-1197
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    (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)



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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER               DESCRIPTION
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99.1                         Press Release dated July 27, 2004


Item 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

         On July 27, 2004, the registrant issued a press release announcing financial results for the first quarter of fiscal 2005. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished pursuant under Item 12 of Form 8-K.

         The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     COLUMBUS MCKINNON CORPORATION


                                     By:    /S/ ROBERT R. FRIEDL
                                            ----------------------------------
                                     Name:  Robert R. Friedl
                                     Title: Vice President - Finance and Chief
                                               Financial Officer


Dated:  JULY 27, 2004
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



                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
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     99.1                 Press Release dated July 27, 2004